MARTEN TRANSPORT, LTD.

SINCE 1946

Q3 2024

Expect the Best!

MARTEN TRANSPORT

INTERNATIONAL TRANSPORTATION LEADER SINCE 1946







Marten Transport is a multifaceted business offering a network of refrigerated and dry truck-based transportation capabilities across the company's five distinct business platforms.

- TRUCKLOAD
- DEDICATED
- BROKERAGE
- INTERMODAL
- MRTN DE MEXICO

DISCLOSURE:

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

For further information, please refer to Marten's reports and filings with the Securities and Exchange Commission.

OUR MISSION

At Marten Transport, our mission is to be an international leader in transportation and logistics. Through the development of our people, innovation, and commitment to excellence, we will exceed our customers' expectations and provide superior returns to our shareholders. We are committed to operating in an environmentally friendly and safe manner.


MARTEN

OPERATING RESULTS

Operating results in 2023 and Q3 YTD '24 were significantly impacted by the severe freight market recession

2018 —2022
Set the then-current record for highest annual operating revenue and operating income

2020 —2022
Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Cumulative Earnings Pressure
- Oversupply & weak demand
- Inflationary operating costs
- Freight rate reductions
  = Freight network disruptions

Marten's Unique Multifaceted Business Model
Value is highlighted by operating results for dedicated, brokerage and MRTN de Mexico operations through the first nine months of this year

Marten's Focus
- Minimizing market impact on operations
- Capitalize on profitable organic growth across each business operation
- Fair compensation for our services

Operating Results Comparison-Percentage Change vs. Same Period of Prior Year

	Quarter Ended Sept. 30, '24 vs. '23	Quarter Ended June 30, '24 vs. '23	Quarter Ended Mar. 31, '24 vs. '23	Year Ended Dec. 31, '23 vs. '22	Year Ended Dec. 31, '22 vs. '21	Year Ended Dec. 31, '21 vs. '20	Year Ended Dec. 31, '20 vs. '19	Year Ended Dec. 31, '19 vs. '18
Operating revenue	(15.1)%	(13.8)%	(16.2)%	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	(13.0)%	(14.1)%	(15.4)%	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating income	(75.2)%	(64.6)%	(57.8)%	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net income	(72.4)%	(63.9)%	(57.1)%	(36.2)%	29.2%	22.9%	13.8%	11.0%

We are seeing increased interest by our customers to secure dedicated capacity. The recent addition of new multi-year dedicated programs for an additional 133 drivers, mentioned in our second quarter earnings release, has increased to 149 drivers, who we expect to be substantially in service by the end of this year. Additionally, we extended each of our contracts for dedicated programs due in the third quarter covering 337 of our drivers.

SIGNIFICANT DECREASE IN OUR FREIGHT RATES AND REVENUE PER TRACTOR

- Our freight rates and revenue per tractor significantly decreased since the beginning of ’23 - at a time with significant cost inflation that would normally be passed on
- Q3 ’24 is our first quarter with sequential improvement in our combined truckload and dedicated freight rates since Q4 ’22
- An overall improvement in our utilization has slightly lessened the hit to our revenue per tractor - with our adding business with new customers a part of the improvement


Truckload Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
23,500
23,000
22,500
22,000
21,500
21,000
20,500
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24
RPTM
Utilization
Rev/Tractor


New Codes
New Customers
250
200
150
100
50
0
207
98
223
107
174
73
2022
2023
Q3 YTD '24


Dedicated Rate per Total Mile, Utilization & Revenue per Tractor
RPTM
Utilization
Rev/Tractor
$2.60
$2.55
$2.50
$2.45
$2.40
$2.35
$2.30
$2.25
20,800
20,600
20,400
20,200
20,000
19,800
19,600
19,400
$4,050
$4,000
$3,950
$3,900
$3,850
$3,800
$3,750
$3,700
$3,650
$3,600
$3,550
$3,500
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24
RPTM
Utilization
Rev/Tractor

THE FOUNDATION OF MARTEN'S GROWING BUSINESS

Each of our business platforms is young and positioned to capitalize on growth opportunities as the market moves out of the freight market recession

REGIONAL IN STRUCTURE

NATIONAL IN SCOPE

INTERNATIONAL IN REACH


Wilsonville, OR
Mondovi, WI
CORPORATE OFFICE
Carlisle, PA
Indianapolis, IN
Kansas City, KS
Richmond, VA
Jurupa Valley, CA
Phoenix, AZ
Otay, Mesa, CA
Memphis, TN
Desoto, TX
Tucker, GA
Laredo, TX
Tampa, FL
McAllen, TX

" Transformation is a process, not an event. "

"Leading Change" by John P. Kotter

Truckload Business (46% of revenue)

Regional temp, dry, and OTR operating from 15 regional service centers- 66% temp / 34% dry

Marten Dedicated (32% of revenue)

Customized solutions utilizing temp, dry vans, and specialized equipment- 48% customer-owned trailers / 19% dry / 33% temp

Marten Brokerage (16% of revenue)

Surge flexibility for customers' needs beyond Marten's assets - 77% temp / 23% dry

Marten Intermodal (6% of revenue)

Refrigerated COFC and TOFC with extended dray from Marten's truck network - 92% temp / 8% dry

MRTN de Mexico

Door-to-door service between Mexico, the U.S. and Canada utilizing our Mexican partner carriers. *Border crossing terminals: Laredo TX, McAllen TX & Otay Mesa CA.*

MARTEN'S DEDICATED GROWTH

Our dedicated operations with our stable freight base minimize the impact of the freight market recession

We are seeing increased interest by our customers to secure dedicated capacity. The recent addition of new multi-year dedicated programs for an additional 133 drivers, mentioned in our second quarter earnings release, has increased to 149 drivers, who we expect to be substantially in service by the end of this year. Additionally, we extended each of our contracts for dedicated programs due in the third quarter covering 337 of our drivers.

Dedicated Operating Revenue (excluding fuel surcharges)
In millions



$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
(1)%
(17)%
(23)%
(24)%
'17
'18
'19
'20
'21
'22
'23
Q1 '23
Q1 '24
Q2 '23
Q2 '24
Q3 '23
Q3 '24

Dedicated Operating Income
In thousands



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
600%
364%
49%
295%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

% Increases are from '14 to '24 for Q1 through Q3 and from '14 to '23 for Q4



MARTEN'S BROKERAGE GROWTH

To protect our future brokerage growth, we have diversified our freight base from 90 customers at the start of 2022 to an average of 140 customers throughout 2023 and 133 customers at Sept. 30, 2024



Brokerage Operating Revenue
In millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(19)%
(16)%
(9)%
(5)%
'17
'18
'19
'20
'21
'22
'23
Q1 '23
Q1 '24
Q2 '23
Q2 '24
Q3 '23
Q3 '24



Brokerage Operating Income
In thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
311%
377%
319%
422%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

% Increases are from '14 to '24 for Q1 through Q3 and from '14 to '23 for Q4



SHIFT IN BROKERAGE LOADS

Since 2022 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact in 2023 and 2024 of a number of our dedicated customers shifting brokerage loads due to the freight market recession


Total Loads Non Dedicated
2021
2022
2023
2024


Dry Shipper Loads
2021
2022
2023
2024


Dedicated Load Count
2021
2022
2023
2024


Total Load Count
2021
2022
2023
2024

MRTN de MEXICO GROWTH


Otay Mesa, CA
Laredo, TX
McAllen, TX

Minimizing the impact of the freight market recession
- $79.2 million operating revenue for 2023 vs. $81.5 million 2022
- $48.6 million operating revenue for Q3 YTD '24 vs. $60.7 million Q3 YTD '23

(excluding fuel surcharges)

Dry expansion with first loads in Feb., 2022 and expected continued growth

Temperature growth history with more expansive growth in the works

Facility expansion at all three MRTN de Mexico entry ports
- Moved into new Otay Mesa facility in June, 2022
- Expanded present Laredo facility operations space
- Purchased land in McAllen, TX for building new facility with increased capacity

MRTN de Mexico Dry TL and Brokerage Operating Revenue
(excluding fuel surcharges)
In thousands


$2,600
$2,100
$1,600
$1,100
$600
$100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24

MRTN de Mexico Dry TL and Brokerage Loads


1,900
1,600
1,300
1,000
700
400
100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Q2 '24
Q3 '24

INVESTING FOR FUTURE GROWTH AND SAFETY



INVESTMENTS

- Added Equipment Safety
  - Collision Avoidance System
  - Blind Spot Detection System
  - Lane Departure System
- Platform Science
- Smart Drive
- Solar Panels

17%

Cost of tractors up 17% in Q3 YTD '24 over 2021

30%

Cost of refrigerated trailers up 30% in Q3 YTD '24 over 2021

Net Capital Expenditures
In millions



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$150
'20
'21
'22
'23
'24 Estimate

MARTEN'S SOLAR ADVANTAGE

Nationwide Terminal and Office Installments at Each of Our Facilities

+ 3 million kWh
of generation and offset each year

= 2,125 metric tons*
of CO2 offset each year

= 400 Homes*
This kWh is equivalent to enough energy to power over 400 homes with electricity for each year

= 2,500 Acres*
The carbon sequestration from this much clean energy offset each year is equivalent to the impact of over 2,500 acres of forest

18 renewable energy projects across Marten's national network


MARTEN
66452

*Based on standard EPA (*Unites States Environmental Projection Agency*) carbon offset calculation

RECENT TECHNOLOGY ENHANCEMENTS

PLATFORM SCIENCE
telematics + fleet management

- ✓ **All Fleet Apps in ONE Place On ONE Device**
  Safer for driver
- ✓ **Compliance**
  Keeps fleet compliant with state and federal HOS regulations
- ✓ **Productivity**
  More done in less time with driver workflows in their daily operations
- ✓ **Navigation**
  Smart navigation choosing truck-safe routes getting drivers to destination safely and on-time.
- ✓ **Data**
  Real time telematics. Unifies the truck and the device's information in one place and reports the data back


Platform Science Installments on Trucks
COMPLETED
TO BE COMPLETED

SmartDrive
Video based safety system

- ✓ SAFETY: Forward-facing camera technology focused on driver behavior
- ✓ COACHING: Allows coaching to drivers in high-risk events
- ✓ PROGRESS MONITORING: Shows each driver's trends
- ✓ IMPROVED BOTTOM LINE: Lower operating costs and idling expenses with insight and analytics

2,600

seated drivers on **SmartDrive**

MARTEN'S OPERATING REVENUE



12th

2022 12th straight year of highest operating revenue
(excluding fuel surcharges)

223

Customer diversity increased by 223 shipper codes and 107 new customers in 2023

174

Customer diversity increased by 174 shipper codes and 73 new customers in Q3 YTD '24

While reducing fleet size to minimize impact of freight market recession


Operating Revenue (excluding fuel surcharge)
In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
(8)%
(15)%
(14)%
(13)%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23
Q1 '23 Q1 '24 Q2 '23 Q2 '24 Q3 '23 Q3 '24

MARTEN'S OPERATING INCOME

2018-2022

In each of the five years from 2018 through 2022 we had the then-best operating income in our history


MARTEN


Operating Income
In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(37)%
(58)%
(65)%
(75)%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
Q1 '23
Q1 '24
Q2 '23
Q2 '24
Q3 '23
Q3 '24

MARTEN'S OPERATING RATIO

Net of Fuel S/C


Operating Ratio
Net of Fuel S/C
98%
97%
96%
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
90.7%
88.6%
94.3%
88.7%
95.3%
92.8%
97.9%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23
Q1 '23
Q1 '24
Q2 '23
Q2 '24
Q3 '23
Q3 '24

2020-2022

In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986

We expect to make significant improvements to our profitability as the freight market corrects



MARTEN'S EARNINGS PER DILUTED SHARE[1]



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(36)%
(57)%
(64)%
(72)%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23
Q1 '23
Q1 '24
Q2 '23
Q2 '24
Q3 '23
Q3 '24

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

DIVIDEND

- Current $0.06 per share – approx. 1.4% yield
- 57 consecutive quarterly payments since initiated in 2010
- $246.7 million paid, including $134.9 million in special dividends

COMMITMENT TO EXCELLENCE

EXCELLENCE isn't just a goal; it's a standard

ON-TIME SERVICE TO DELIVERY

Year	%
2024*	98.2
2023	99.3
2022	96.9
2021	96.5

*Jan-Sep Data

US COLD NATIONAL CARRIER OF THE YEAR 2023

ABBOTT NUTRITION CARRIER OF THE YEAR 2023

AMERICAN TRUCKING ASSOCIATION GREAT WEST SAFETY AWARD 2023

NESTLE RESPONSIBLE SOURCING STANDARD COMPLIANCE 2023

CHEMOURS NORTH AMERICAN PLATINUM CARRIER OF THE YEAR 2023

NIAGARA BOTTLING SOUTH ATLANTIC REGIONAL CARRIER OF THE YEAR 2024



INBOUND LOGISTICS
TOP 100
TRUCKER
GREEN
SUPPLY CHAIN
PARTNER
2 0 2 4
TOP PAY
CERTIFIED
CARRIER
CERTIFICATE OF COMPLET
Marten Transport

MARTEN PEOPLE AND CULTURE

- Financially Stable & Debt Free
- North American Network
- Invested in our People
- Disciplined, Data-Driven Culture
- Proprietary Information Systems
- Innovative Solutions
- Focus on Sustainability
- Excellence is our Standard
- Safety is our Priority

"

If you can't measure it, you can't manage it.
– Peter Drucker

Great things in business are never done by one person. They're done by a team of people.
– Steve Jobs

The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them.
– Sam Walton

"

ORGANIC OPERATING RESULTS

Each of our business platforms is positioned to capitalize on growth opportunities as the market moves out of the freight market recession

*"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered **consistent, top quartile results. Key word is consistent.** When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team... Marten has hung with and bettered the performance of many of the big dogs."*

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

Pre-Recession Operating Results

2018-2022: Set the then-current record for highest annual operating revenue and operating income

2020-2022: Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Cumulative Earnings Pressure

Heavily pressured by freight market recession:
- -Oversupply & weak demand
- -Inflationary operating costs
- -Freight rate reductions

= Freight network disruptions

Unique Multifaceted Business Model

Value is highlighted by operating results for dedicated, brokerage and MRTN de Mexico operations through the first nine months of this year

Marten's Focus

- -Minimizing market impact on operations
- -Capitalize on profitable organic growth across each business operation
- -Fair compensation for our services

"Energy and persistence conquer all things."

Benjamin Franklin

EMBRACING A POSITIVE OUTLOOK IN CHALLENGING TIMES

We are seeing **Increased Interest By Our Customers To Secure Dedicated Capacity**

MRTN de Mexico is poised for a bright future, with **Mexico Being The Top Exporter To The US**

The future is promising for our Dry Van division, as there are approximately **8 Dry Van Loads For Every Refrigerated Load**

The Brokerage division has **Effectively Capitalized On The Dry Van Market Space**, contributing to its overall volume, and will continue to do so.

The refrigerated side of our business, the foundation of our company, will undoubtedly continue to find opportunities to **Bring Innovative Solutions To Our Existing and New Customers**


MARTEN
MARTEN

THANK YOU



MARTEN
MARTEN
MARTEN

MARTEN

Expect the Best!